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                                                                  EXHIBIT 10.1.4

                               TELXON CORPORATION
                             1990 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS
                                   AS AMENDED

     1. PURPOSE OF THE PLAN. The purpose of this Plan is to promote the best interests of the Company and its stockholders by enabling the Company to attract and retain the services of experienced and knowledgeable independent directors by providing such directors the opportunity, pursuant to Options granted under the Plan, to acquire a proprietary interest in the Company and thereby encourage them to put forth their maximum efforts for the continued success and growth of the Company.

     2. DEFINITIONS. In addition to such other capitalized terms as are defined elsewhere in this Plan, the following terms shall when used in this Plan have the respective meanings set forth below:

          (a) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (b) "Authorized Shares" means the maximum aggregate number of shares of Common Stock specified in Section 4(a) as being authorized for issuance and sale under Options granted pursuant to the Plan, subject to adjustment thereof in accordance with Section 12 of the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Commission" means the United States Securities and Exchange Commission.

          (f) "Committee" means the Committee appointed by the Board in accordance with Paragraph (a) of Section 5 of the Plan, if a Committee is appointed. The members of such Committee shall be members of the Board. If no Committee has been appointed, any reference to the "Committee" shall be deemed a reference to the "Board."

          (g) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

          (h) "Company" means Telxon Corporation, a Delaware corporation.

          (i) "Director" means any person elected or duly appointed in accordance with the certificate of incorporation or by-laws of the Company, or applicable law, to serve on the Board.

          (j) "Employee" means any person, including officers and Directors who are also officers, employed by the Company or any Subsidiary. The payment of director's fees by the Company shall not be sufficient to constitute a person as an "Employee" of the Company.

          (k) "Option" means a right granted to a non-Employee Director pursuant to the Plan to purchase a specified number of shares of Common Stock at a specified price during a specified period and on such other terms and conditions as may be specified pursuant to the Plan. Options may be granted as Tax Qualified Options or as Options which do not qualify as Tax Qualified Options.

          (l) "Option Agreement" means the written agreement evidencing an Option by and between the Company and the Optionee as required by Section 14.



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          (m) "Optioned Stock" means the Common Stock subject to an Option.

          (n) "Optionee" means a non-Employee Director who receives an Option.

          (o) "Plan" means this Telxon Corporation 1990 Stock Option Plan for Non-Employee Directors.

          (p) "Rule 16b-3" means Rule 16b-3 promulgated by the Commission under the Act or any similar successor regulation exempting certain transactions involving stock-based compensation arrangements from the liability provisions of Section 16 of the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission.

          (q) "Securities Law Requirements" means the Act and the rules and regulations promulgated by the Commission thereunder, as adopted and amended from time to time, including but not limited to Rule 16b-3, and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission, and the requirements of any stock exchange, automated inter-dealer quotation system or other recognized securities market on which the Common Stock is listed or traded or in which the Common Stock is included, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and other interpretive advice provided by, the representatives of such stock exchange, quotation system or other securities market.

          (r) "Shares" means the Common Stock as adjusted in accordance with
     Section 12 of the Plan.

          (s) "Subsidiary" means a corporation of which not less than fifty percent (50%) of the voting shares are owned by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (t) "Successor" means the estate of an Optionee or a person who succeeds by will or the laws of descent and distribution to an Optionee's right to exercise an Option.

          (u) "Tax Qualified Option" means an Option which is intended at the time of grant to qualify for special tax treatment under Section 422A or other particular provisions of the Code and the regulations, rulings and procedures promulgated, published or otherwise provided thereunder, as adopted and amended from time to time.

     3. QUALIFICATION OF PLAN. The Plan is intended to qualify for an exemption from the operation of Section 16(b) of the Act, pursuant to Rule 16b-3. Further, the Plan is structured to comply with the requirements of Rule 16b-3(c)(2)(ii) regarding disinterested administration and formula awards to ensure that directors receiving grants under the Plan continue to be "disinterested persons," as that term is defined in Rule 16b-3(c)(2)(i), for the purpose of administering the Company's employee stock option plans.

     4. STOCK SUBJECT TO THE PLAN.

          (a) NUMBER OF SHARES ISSUABLE. Subject to adjustment in accordance with the provisions of Section 12 of the Plan, the maximum aggregate number of Authorized Shares which may be issued and sold under Options granted pursuant to the Plan is 250,000 shares of Common Stock. The Shares issued and sold upon the exercise of Options may be treasury Shares, Shares of original issue or a combination thereof.

          (b) COMPUTATION OF SHARES AVAILABLE FOR GRANT. For purposes of computing the number of Authorized Shares available from time to time under the Plan for the grant of Options, the number of Shares subject to each Option granted pursuant to the Plan shall be provisionally counted against the Authorized Shares from and after the grant of such Option but only for so long as and to the extent that such Option shall remain outstanding

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        and unexercised. Upon the exercise, in whole or in part, of an Option, the number of Shares issued upon such exercise shall be permanently deducted from the Authorized Shares, provided that no such permanent deduction shall be made, and the provisional deduction against the Authorized Shares shall be reversed, to the extent that the exercise price and/or the withholding taxes with respect to such exercise are paid through the delivery to the Company by the person exercising the Option of Shares already owned by such person and/or through the withholding by the Company of Shares from the total number of Shares with respect to which the Option is exercised. The provisional deduction against the Authorized Shares shall likewise be reversed to the extent of the unexercised portion of an Option upon the expiration, lapse, cancellation, surrender, forfeiture or other termination of such Option. The Shares covered by any such reversal of a provisional deduction against the Authorized Shares shall immediately become available for the granting of new Options under the Plan with respect thereto.

     5. ADMINISTRATION OF THE PLAN.

          (a) PROCEDURE. The Plan shall be administered by the Board or the Board may, in its discretion, appoint a Committee to administer the Plan subject to such terms and conditions as the Board may prescribe; provided that the terms upon which, including the time or times at or within which, and the price or prices at which Shares may be purchased upon the exercise of Options shall be approved or ratified by such action of the Board or a committee duly designated by the Board from its members as may be required by the Delaware General Corporation Law, as amended from time to time; and provided further, that neither the Board nor any such Committee shall make any decision concerning the Plan with respect to any Optionee unless the Board or such Committee making such decision is constituted so that such decision complies with the applicable requirements of Rule 16b-3. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and may appoint additional members thereof, remove members (with or without cause), fill vacancies however caused and remove all members of the Committee and thereafter directly administer the Plan.

          (b) POWERS OF THE COMMITTEE. Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion:

             (i) To determine, upon review of relevant information in accordance with Section 8(b) of the Plan, the "Fair Market Value" (as defined in said Section 8(b)) of the Shares;

             (ii) To determine the terms and provisions of each Option (which terms and provisions need not be identical), including, but not limited to, the exercise price per Share, subject to the provisions of Section 8 of the Plan.

             (iii) To amend any outstanding Option, subject to the provisions of
        Section 18 of the Plan;

             (iv) To authorize any person to prepare and execute on behalf of the Company any instrument deemed by the Committee to be necessary or advisable to evidence or effectuate the Plan, any Option granted thereunder or any amendment to the Plan or any Option;

             (v) To interpret the Plan;

             (vi) To prescribe, amend and rescind, if deemed necessary or appropriate, rules and regulations relating to the Plan, to the extent not inconsistent with the Plan; and

             (vii) To make all other determinations the Committee may deem necessary or advisable in connection with the administration of the Plan.

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             (viii) To accelerate the time as of which any Option shall vest and may be exercised by the Optionee; provided, however, that the Optionee shall not participate in any decision regarding acceleration of vesting of any Option held by him or her.

          (c) EFFECT OF BOARD AND COMMITTEE DECISIONS. All decisions, determinations and actions of the Board and the Committee in connection with the construction, interpretation, administration, application, operation and implementation of the Plan shall be final, conclusive and binding on the Company, its stockholders and Subsidiaries, all Employees and Optionees and the respective legal representatives, heirs, successors and assigns of all of the foregoing and all other persons claiming under or through any of them.

          (d) EXCULPATION AND INDEMNIFICATION. No member of the Board or the Committee, and no Employee or other agent acting on behalf of the Board or the Committee, shall be personally liable for any decision, determination or action made or taken, or failed to be made or taken, with respect to this Plan or any Option granted hereunder, and the Company shall fully protect each such person in respect of any such decision, determination or action and shall indemnify each such person against any and all claims, losses, damages, expenses and liabilities arising from or in connection with any such decision, determination or action.

     6. ELIGIBILITY; FORMULA GRANTS.

          (a) ELIGIBILITY. Each Director who is not an Employee shall be eligible to receive grants of Options under the Plan.

          (b) FORMULA GRANTS.

             (i) INITIAL GRANTS. Each eligible director who is newly elected or appointed to the Board after May 19, 1992 shall automatically be granted an option (the "Initial Grant") to purchase 25,000 Shares of Common Stock (subject to adjustment as provided in Section 12) on the day he or she joins the Board.

             (ii) CONTINUING GRANTS. Each non-Employee Director shall automatically be granted an Option (the "Continuing Grant") to purchase 10,000 Shares of Common Stock (subject to adjustment as provided in Section 12) on each anniversary of his or her election or last re-election to the Board so long as such Director is serving on the Board on the date of such anniversary.

     7. TERM OF OPTIONS; VESTING.

          (a) TERM OF OPTIONS. The term of each Option shall be seven (7) years from the date of grant thereof, provided that the Committee, if it intends that a particular Option qualify as a Tax Qualified Option, shall observe such restrictions on the term of such Option as may be imposed by applicable tax laws in order for such Option so to qualify. Each Option shall continue in effect in accordance with its terms notwithstanding that the Plan may be terminated prior to the expiration of the term of such Option.

        (a) VESTING.

             (i) INITIAL GRANTS. Each Option constituting an Initial Grant shall be exercisable as to one-third of the Shares subject to the Option after the first anniversary of the grant date, exercisable as to two-thirds of the Shares subject to the Option after the second anniversary of the grant date, and exercisable as to all or any part of the Shares subject to the Option after the third anniversary of the grant date.

             (ii) CONTINUING GRANTS. Each Option constituting a Continuing Grant shall be exercisable as to all or any part of the Shares subject to the Option after the third anniversary of the grant date.

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     8. EXERCISE PRICE.

          (a) MINIMUM PRICE REQUIRED. The per Share exercise price for the Shares subject to an Option shall be such price as is determined by the Committee at the time of grant of an Option and reflected in the Option Agreement evidencing the same; provided that in no event shall such exercise price per Share be less than the Fair Market Value per Share as of the day prior to the date of grant of such Option.

          (b) DEFINITION OF "FAIR MARKET VALUE." For all purposes under the Plan, "Fair Market Value" per Share shall be determined by the Committee in its sole discretion; provided that if the Shares are included in the NASDAQ National Market System or listed on a stock exchange on the date as of which the same is to be determined, the Fair Market Value per Share shall be the closing price on such quotation system or exchange which is the principal trading market for the Shares on the date of determination or, if no sale price was reported for the Shares on the date of determination, the closing price on such principal trading market for the last trading day prior to the date of determination for which a sale price was reported; provided further, however, that if the foregoing method of determining Fair Market Value is inconsistent with the then existing tax law requirements with respect to any Option which the Committee intends to qualify as a Tax Qualified Option, then the Fair Market Value per Share shall be determined by the Committee in such manner as is required for such Tax Qualified Option to qualify as such.

     9. FORM OF PAYMENT.

          (a) ACCEPTABLE FORMS OF CONSIDERATION. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, the following forms of consideration will be accepted in payment of the exercise price for the Shares to be issued upon exercise of an Option: (i) cash, (ii) personal check, (iii) bank cashier's check, (iv) already owned Shares (duly endorsed for transfer with signature guaranteed), or (v) any combination of the foregoing. In addition to the acceptable forms of consideration hereinabove recited in this Paragraph (a), the Committee may determine in its sole discretion at the time of grant of an Option, and if the Committee so determines, shall provide in the Option Agreement evidencing such Option, that one or both of the following additional forms of consideration will be accepted, either alone or in any combination with any of the other acceptable forms of consideration recited in this Paragraph (a), in payment of the exercise price for the Shares to be issued upon exercise of an Option, (vi) Shares withheld from the Shares to be issued upon such exercise, and/or (vii) subject to compliance with applicable law, a commitment for the delivery to the Company of proceeds from the sale, pursuant to a brokerage or similar arrangement approved in advance by the Committee in its sole discretion, of Shares to be issued upon exercise of the Option. The forms of consideration which will be accepted in payment of the exercise price for an Option shall be specified in the Option Agreement evidencing such Option, and the person or persons entitled to exercise the Option shall be entitled to elect from those so specified the form(s) to be used in effecting payment with respect to a particular exercise; provided that any election by an Optionee to use already owned Shares or have Shares withheld from those issuable upon such exercise shall be effective only if made in accordance with the applicable requirements of Rule 16b-3; and provided further that a commitment for the delivery to the Company of proceeds from the sale, pursuant to a brokerage or similar arrangement, of Shares to be issued upon exercise of an Option will not be accepted from an Optionee if under Securities Law Requirements such a sale would be matched with such exercise to result in "short-swing" profit liability under Section 16(b) of the Act on the part of such Optionee with respect to such transaction.

          (b) VALUATION OF SHARES DELIVERED OR WITHHELD. Where already owned Shares, or Shares withheld from those issuable upon such exercise, are used in payment of the exercise

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     price, such Shares shall be valued at Fair Market Value as of the day immediately preceding the date of exercise.

          (c) DELIVERY OF ALREADY OWNED SHARES. Where the person exercising an Option elects to use already owned Shares in full or partial payment of the exercise price, the Committee may, in its sole discretion, accept, in lieu of physical delivery of the stock certificates evidencing such Shares, such constructive delivery of such Shares as may be satisfactory to the Committee.

     10. METHOD OF EXERCISE.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as permitted under the Plan. An Option may not be exercised for a fraction of a Share. In order to exercise an Option, the person or persons entitled to exercise it shall deliver to the Company written notice of the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the aggregate price for the Shares so to be acquired. To constitute an effective exercise of an Option, such notice and payment shall be addressed to the attention of the Treasurer of the Company and must be received at the principal executive office of the Company by 5:00 p.m., local time, on the date of expiration or termination of the Option. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends nor any other rights as a stockholder shall exist with respect to the Optioned Stock notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12.

     Exercise of an Option shall result in a decrease in the number of Shares which thereafter shall be available for sale under such Option by the number of Shares as to which the Option is exercised, including any Shares withheld from the Shares to be issued pursuant to such exercise to cover the exercise price.

          (b) TERMINATION OF SERVICE. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, in the event that an Optionee shall cease to be a Director (other than by reason of the Optionee's death or disability), he may exercise his Option (to the extent that he was entitled to exercise it at the time he ceased to be a Director) until the earlier of (i) the date three (3) months after the date Optionee ceased to be a Director or (ii) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

          (c) DEATH OF OPTIONEE. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, upon the death of an
     Optionee:

             (i) who is at the time of his death a Director of the Company, the Option may be exercised (to the extent the Optionee would have been entitled to do so had he continued living and terminated his directorship six (6) months after the date of death) by his Successor until the earlier of (A) the date six (6) months (or, if the Committee intends that a particular Option qualify as a Tax Qualified Option, such lesser period of time within which the applicable tax laws may require that the Option be exercised in order for such Option so to qualify) following the date of the Optionee's death or (B) the expiration date of such Option, and the Option shall terminate on the earlier of such dates; or

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             (ii) within thirty (30) days after the termination of Optionee's directorship (other than termination due to disability), the Option may be exercised (to the extent the Optionee was entitled to do so at the date of termination of his directorship by his Successor until the earlier of (A) the date six (6) months following the date of the Optionee's death (or, if the Committee intends that a particular Option qualify as a Tax Qualified Option, such lesser period of time within which the applicable tax laws may require that the Option be exercised in order for such Option so to qualify) or (B) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

          (d) DISABILITY OF OPTIONEE. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, if an Optionee's directorship terminates due to Optionee having become permanently and totally disabled within the meaning of Section 23(e)(3), of the Code ("disability"), the Option may be exercised (to the extent the Optionee was entitled to do so as of the effective date of the termination of Optionee's directorship by reason of such disability) until the earlier of (i) the date one (1) year after the effective date of such termination or (ii) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

     11. NONTRANSFERABILITY OF OPTIONS. Options granted under the Plan may not be sold, pledged, assigned, hypothecated, disposed of or otherwise transferred in any manner by the Optionee other than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations" order (as defined by the Code) or Title I of the Employee Retirement Income Securities Act, or the rules thereunder. The designation of a beneficiary by an Optionee shall not be deemed to constitute a transferee. No lien, obligation or liability of an Optionee or a Successor shall attach to or otherwise encumber the right and interest of such Optionee or Successor in and to any Options outstanding under the Plan.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) ADJUSTMENTS, IN GENERAL. Subject to the provisions of Paragraph
     (b) of this Section 12 and to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which due to the expiration, lapse, cancellation, surrender, forfeiture or other termination of an Option under this Plan are again available for grant, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Shares or any other increase or decrease in the aggregate number of issued and outstanding Shares effected without receipt of consideration by the Company; provided, however, that the issuance of Shares pursuant to the conversion or exchange of any securities of the Company convertible into or exchangeable for Shares shall not be deemed to have been "effected without receipt of consideration." Any fractional Shares which would otherwise result from any such adjustments shall be eliminated either by deleting all fractional Shares or by appropriate rounding to the next higher (fractions of one-half or more) or lower (fractions of less than one-half) whole Share. All such adjustments shall be made by the Board in its sole discretion. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action,

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     unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise then be exercisable.

     Subject to the provisions of Paragraph (b) of this Section 12, in the event of a sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board, in the exercise of its sole discretion, determines that, in lieu of such assumption or substitution, the Optionee shall have the right to exercise the Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise then be exercisable. If in the event of a merger, consolidation or sale of assets the Board makes an Option fully exercisable in lieu of assumption or substitution, the Company shall notify the Optionee that the Option shall be fully exercisable for a period of thirty
     (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

          (b) SPECIAL ADJUSTMENTS UPON CHANGE IN CONTROL. In the event of a "Change in Control" of the Company (as defined in Paragraph (c) of this Section 12), unless otherwise determined by the Board in its sole discretion prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply:

             (i) Any Options outstanding as of the date of such Change in Control that are not yet fully vested on such date shall become fully vested; and

             (ii) The value of all outstanding Options, measured by the excess of the "Change in Control Price" (as defined in Paragraph (d) of this Section 12) over the exercise price, shall be cashed out. The cash out proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to his Successor.

          (c) DEFINITION OF "CHANGE IN CONTROL." For purposes of this Section 12, a "Change in Control" means the happening of any of the following:

             (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, a Subsidiary or a Company or Subsidiary employee benefit plan, including any trustee of such a plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated by the Commission under the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

             (ii) The consummation of a transaction requiring stockholder approval and involving the sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into another corporation.

          (d) DEFINITION OF "CHANGE IN CONTROL PRICE." For purposes of this
     Section 12, "Change in Control Price" shall be, as determined by the Board,
     (i) the highest closing sale price of a Share, as reported by the NASDAQ National Market System, any stock exchange on which the Shares are listed or any other recognized securities market on which the Shares are traded, at any time within the sixty (60) day period immediately preceding the date of the Change in Control (the "Sixty-Day Period"), or (ii) the highest price paid or offered, as determined by members of the Board other than the Optionees, in any bona fide transaction or bona fide offer, related to the Change in Control, at any time within the Sixty-Day Period.

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     13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of such determination shall be given to each Director to whom an Option is so granted within a reasonable time after the date of such grant.

     14. OPTION AGREEMENTS. As a condition to the effectiveness of each grant of an Option under this Plan, the Optionee shall enter into a written Option Agreement in such form as may be authorized by the Committee from time to time. Subject to the provisions of Section 19(a), each such Option Agreement shall contain such provisions as are required by the terms of this Plan and may contain such additional provisions not inconsistent with the terms of this Plan as the Committee in its sole discretion may from time to time authorize. Each Option Agreement evidencing an Option granted to a Director shall also provide for such minimum waiting period from the date of grant before the Option may be exercised, and such minimum holding period from the date of the acquisition of Shares upon exercise of an Option for which such Shares must be held before making any disposition of such Shares, as may be required by Rule 16b-3.

     15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable Securities Law Requirements and all other applicable provisions of law, including without limitation, any applicable state "blue sky" laws and foreign (national and provincial) securities laws and the rules and regulations promulgated under any of such laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option or the issuance of Shares upon exercise of an Option, the Company may require the person exercising such Option to make such representations and warranties to the Company as may be required, in the opinion of counsel for the Company, by any of the aforementioned Securities Law Requirements and other laws, which may include, without limitation, representations and warranties that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

     The Company shall not have any liability to any Optionee in respect of any delay in the sale or issuance of shares hereunder until the Company is able to obtain authority from any governmental authority (domestic or foreign) or self-regulatory organization having jurisdiction thereover, which authority is deemed by the Company's counsel to be necessary to the lawful sale and issuance of such Shares, or any failure to sell or issue such Shares as to which such requisite authority the Company is unable to obtain.

     16. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17. EFFECTIVENESS OF PLAN. This Plan was adopted by the Board on, and shall be effective as of, October 18, 1990; provided however, that any Options granted hereunder shall not be exercisable unless and until, and this Plan and all such Options shall automatically terminate if, the Plan is not approved, within one
(1) year of the date of adoption of the Plan, by the holders of the outstanding Shares of the Company present and voting, in person or by proxy, at a duly held meeting of the Company's stockholders or any adjournment thereof and by such percentage of such quorum of such stockholders as may be required by applicable Securities Law Requirements. Once so approved by the stockholders of the Company, the Plan shall continue in full force and effect until (i) terminated by resolution of the Board or (ii) both (A) all Options granted under the Plan have been exercised in full and (B) no Authorized Shares remain available for the granting of additional Options. The termination of the Plan shall

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not affect Options already granted, which Options shall remain in full force and effect in accordance with their respective terms as if this Plan had not been terminated.

     18. AMENDMENT OF PLAN AND OUTSTANDING OPTIONS. The Board may, in its sole discretion, amend the Plan from time to time, provided that any amendment which Rule 16b-3 or any other Securities Law Requirement requires be approved by the stockholders of the Company shall be made only with the approval of such stockholders. Amendments to the Plan shall apply prospectively to all Options then outstanding under the Plan, except in the case of any amendment which is adverse to an Optionee, in which case the amendment shall apply with respect to the outstanding Options held by the adversely affected Optionee only upon the consent of such Optionee to such amendment. In exercising its authority under
Section 5(b)(vii) to amend outstanding Options, the Committee likewise may make an amendment which adversely affects the Optionee only upon the consent of such Optionee to such amendment. Notwithstanding the provisions of this Section 18, the consent of the Optionee shall not be required with respect to an amendment to the Plan or to any outstanding Option which is made in order to comply with Securities Law Requirements or which causes a Tax Qualified Option no longer to qualify as such. Notwithstanding the foregoing, the provisions of Sections 6, 7 and 8 shall not be amended more than once every six months, other than as required to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

     19. GENERAL PROVISIONS.

          (a) GRANTS TO FOREIGN DIRECTORS. Notwithstanding any other provision of this Plan to the contrary but subject to applicable Securities Law Requirements and tax laws, to the extent deemed necessary or appropriate by the Committee in its sole discretion in order to further the purposes of the Plan with respect to Directors who are foreign nationals and/or employed outside the United States of America, an Option granted to any such Director may be on terms and conditions different from those specified in this Plan in recognition of the differences in the laws, tax policies and customs applicable to such a Director, without the necessity of the Plan being amended to provide for such different terms and conditions.

          (b) DETERMINATION OF DEADLINES. If any day on or before which action under this Plan or any Option granted hereunder must be taken falls on a Saturday, Sunday or Company-recognized holiday, such action may be taken on the next succeeding day which is not a Saturday, Sunday or Company-recognized holiday.

          (c) GOVERNING LAW. To the extent that federal laws (such as the Act or the Code) or the Delaware General Corporation Law do not otherwise control, this Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Ohio and construed accordingly.

          (d) GENDER AND NUMBER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          (e) CAPTIONS. The captions contained in this Plan are for convenience of reference only and do not affect the meaning of any term or provision hereof.

          (f) Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Securities Exchange Act of 1934. To the extent that any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

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